     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1999.
                                                  REGISTRATION NO. 333-_______.

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                SPORT-HALEY, INC.
             (Exact name of registrant as specified in its charter)
        COLORADO                                      84-1111669
  (State or other jurisdiction         (I.R.S. Employer Identification No.)
of incorporation or organization)

                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                            TELEPHONE: (303) 320-8800
                   (Address, including zip code, and telephone
                  number, including area code, of registrant's
                          principal executive offices)

                                SPORT-HALEY, INC.
                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                            (Full title of the plan)

                               ROBERT G. TOMLINSON
                               4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                            TELEPHONE: (303) 320-8800
                       (Name, address, including zip code,
                   and telephone number, including area code,
                              of agent for service)

                                    COPY TO:
                             ROBERT W. WALTER, ESQ.
                     BERLINER ZISSER WALTER & GALLEGOS, P.C.
                                   SUITE 4700
                               1700 LINCOLN STREET
                             DENVER, COLORADO 80203
                            TELEPHONE: (303) 830-1700

                              --------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                              AMOUNT         PROPOSED MAXIMUM        PROPOSED MAXIMUM
          TITLE OF SECURITIES                  TO BE          OFFERING PRICE             AGGREGATE           AMOUNT OF
           TO BE REGISTERED                 REGISTERED         PER SHARE(1)          OFFERING PRICE(1)    REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock(2).......................        100,000             $3.75                  $375,000              $99.00
============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c). Represents the average of the high and low prices for the Common Stock as quoted on Nasdaq National Market-Registered Trademark- on December 16, 1999.
(2) Pursuant to Rule 416, includes such indeterminate number of additional shares of Common Stock as may be required to be issued pursuant to the anti-dilution provisions of the Stock Option Plan in the event of a stock split, stock dividend or similar event.

===============================================================================

STATEMENT REQUIRED BY INSTRUCTION E OF THE GENERAL INSTRUCTIONS TO FORM S-8

The contents of the Form S-8 Registration Statement, SEC File No. 33-88948, Form S-8 Registration Statement, SEC File No. 333-26221 and Form S-8 Registration Statement, SEC File No. 333-42787, are incorporated herein by reference. This Form S-8 Registration Statement is being filed to register 100,000 additional shares of Common Stock issuable under the Sport-Haley, Inc. Amended and Restated 1993 Stock Option Plan, which is the same employee benefit plan for which the Form S-8 Registration Statement, SEC File No. 33-88948 registering 950,000 shares of Common Stock, the Form S-8 Registration Statement SEC File No. 333-26221 registering an additional 250,000 shares and the Form S-8 Registration Statement SEC File No. 333-42787 registering an additional 150,000 shares is effective. In accordance with Instruction E, this registration statement consists only of the following: the facing page, the foregoing statement, the legal opinion and consents identified in Item 8 below, and the signature page. There is no information required in this Registration Statement that is not in the earlier Registration Statements.

ITEM 8.       EXHIBITS

   5.1 Opinion of Berliner Zisser Walter & Gallegos, P.C., regarding legality of the securities covered by this Registration Statement is filed herewith.

   23.1 Consent of Berliner Zisser Walter & Gallegos, P.C. is contained in their opinion regarding legality, filed herewith.

   23.2 Consent of Levine, Hughes & Mithuen, Inc., independent certified public accountants for the Company, is filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on December 20, 1999.

                               SPORT-HALEY, INC.

                               By: /s/ ROBERT G. TOMLINSON
                                   ------------------------------------------
                                   Robert G. Tomlinson, Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                                                           Title                              Date
----                                                           -----                              ----
  /s/ ROBERT G. TOMLINSON                            Chairman of the Board and              December 20, 1999
--------------------------                           Chief Executive Officer
Robert G. Tomlinson                                  (Principal Executive
                                                     Officer)


  /s/ ROBERT W. HALEY                                President and Director                 December 20, 1999
--------------------------
Robert W. Haley


  /s/ KEVIN M. TOMLINSON                             Executive Vice President,              December 20, 1999
--------------------------                           Chief Operating Officer and
Kevin M. Tomlinson                                   Director


  /s/ PATRICK W. HURLEY                              Treasurer (Principal Financial         December 20, 1999
--------------------------                           and Accounting Officer)
Patrick W. Hurley


  /s/ MARK J. STEVENSON                              Director                               December 20, 1999
--------------------------
Mark J. Stevenson


  /s/ RONALD J. NORICK                               Director                               December 20, 1999
--------------------------
Ronald J. Norick


  /s/ JAMES H. EVEREST                               Director                               December 20, 1999
--------------------------
James H. Everest

                                INDEX TO EXHIBITS

EXHIBIT NO.
-----------
     5.1        Opinion of Berliner Zisser Walter & Gallegos, P.C., regarding legality of the securities covered by this Registration
                Statement.

     23.1 Consent of Berliner Zisser Walter & Gallegos, P.C. is contained in their opinion regarding legality, filed herewith as Exhibit
                5.1.

     23.2 Consent of Levine, Hughes & Mithuen, Inc., independent certified public accountants for the Company.













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